CUSIP No. 876033309	Exhibit 2.1

Form of Series A-1 Warrant to Purchase Common Stock (Incorporated herein by reference to Exhibit 4.1 to the Issuer’s Form 8-K filed with the Securities and Exchange Commission on March 10, 2015)